Exhibit 10.35




     Amendment No. 2 dated as of March 16, 1995 ("Amendment No. 2") to the Stock Purchase and Sale Agreement dated as of June 6, 1994, as amended by Amendment No. 1, dated November 10, 1994 , as amended, (the "Agreement") between Alexander & Alexander Services Inc., a Maryland corporation ("A&A"), and American International Group, Inc., a Delaware corporation ("AIG") on behalf of itself and each of its subsidiaries (the "Purchasers") which purchased and continues to hold 8% Series B Cumulative Preferred Stock, par value $1.00 per share, of A&A ("Series B Stock").

     WHEREAS, A&A and AIG, on behalf of itself and each of the Purchasers, desires to amend the Agreement as and to the extent set forth herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration receipt of which is hereby acknowledged, each of A&A and AIG, on behalf of itself and each of the Purchasers, hereby agree as follows:

     1. Section 6.o of the Agreement is hereby amended to delete clause (ii) thereto in its entirety, such that immediately following clause (i) shall be clause (iii).

     2. A&A agrees to pay all reasonable expenses (including attorneys fees and expenses) incurred by AIG and each of the Purchasers in connection with this Amendment No. 2 and the subject matter hereto.

     3. The execution and delivery of this Amendment No. 2 by A&A is deemed a certification by A&A that the representations and warranties of A&A set forth in
Section 4 of the Agreement, as amended by this Amendment No. 2, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof (except as otherwise disclosed to AIG in writing).

     4. This Amendment No. 2 shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Agreement, as amended hereby, shall remain in full force and effect.

     5. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereby in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

    6. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS IN THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 2.

     IN WITNESS WHEREOF, the parties hereby have executed this Amendment No. 2.


                         ALEXANDER & ALEXANDER SERVICES INC.



                         By:     /s/ Edward F. Kosnik
                                 -----------------------------------
                                 Name:        Edward F. Kosnik
                                 Title:       Executive Vice President
                                              & Chief Financial Officer



                         AMERICAN INTERNATIONAL GROUP, INC.,
                         on behalf of itself and each of the Purchasers



                         By:     /s/ Edward E. Matthews
                                 ----------------------------------
                                 Name:        Edward E. Matthews
                                 Title:       Vice Chairman - Finance